Investor Presentation September 5, 2007 Exhibit 99.3

Forward Looking Statements – Safe Harbor Provisions
All statements made during today’s investor call or included in the accompanying presentation that address events or developments that we expect or anticipate may occur in the future are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933,
Section 21E of the Securities Exchange Act of 1934 and the U.S. Private Securities Litigation Reform Act of 1995. These statements, which include projections regarding revenues and losses as well as other statements regarding our future financial condition, are made on the basis of management’s current views and assumptions with respect to future events. These forward-looking statements, as well as our prospects as a whole, are subject to risks and uncertainties, including the following: changes in general financial and political conditions such as extended national or regional economic recessions (or expansions), changes in housing demand or mortgage originations, changes in housing values, population trends and changes in household formation patterns, changes in unemployment rates, changes or volatility in interest rates, consumer confidence, or changes in credit spreads; changes in investor perception of the strength of private mortgage insurers or financial guaranty providers; risks faced by the businesses, municipalities or pools of assets covered by our insurance; the loss of a customer with whom we have a concentration of our insurance in force or the influence of large customers; increased severity or frequency of losses associated with certain of our products that are riskier than traditional mortgage insurance and financial guaranty insurance policies; material changes in the persistency rates of our mortgage insurance policies; losses associated with the aging of our mortgage insurance portfolio;
ratings actions with respect to our credit ratings or the insurance financial-strength ratings assigned by the major ratings agencies to our operating subsidiaries; heightened competition from other insurance providers and from alternative products to private mortgage insurance and financial guaranty insurance; changes in the charters or business practices of Fannie Mae and Freddie Mac; the application of federal or state consumer, lending, insurance and other applicable laws and regulations, or changes in these laws and regulations or the way they are interpreted; the possibility that we may fail to estimate accurately the likelihood, magnitude and timing of losses in connection with establishing loss reserves for our mortgage insurance or financial guaranty businesses or to estimate accurately the fair value amounts of derivative financial guaranty contracts in determining gains and losses on these contracts; changes in accounting guidance from the SEC or the
Financial Accounting Standards Board regarding income recognition and the treatment of loss reserves in the mortgage insurance or financial guaranty industries; vulnerability to the performance of our strategic investments and the amount of the impairment charge related to our interest in Credit Based Asset Servicing and Securitization LLC (“C-BASS”), which has not yet been determined and may be influenced by: (i)
changes in the market for subprime mortgages and the amount, timing and severity of market dislocations occurring in the subprime market;
(ii) the amount, timing and severity of any future margin calls that C-BASS may receive; (iii) C-BASS’s ability to obtain sufficient and timely financing to support its liquidity position; and (iv) our ability to sell part or all of our interest in C-BASS and the amount that may be received in connection with any such sale; legal and other limitations on the amount of dividends that we may receive from our insurance subsidiaries;
international expansion of our mortgage insurance and financial guaranty businesses into new markets and risks associated with our international business activities; and risks and uncertainties associated with the termination of our merger with MGIC Investment Corporation, including, without limitation: possible customer attrition and disruption from the transaction making it more difficult to maintain relationships with customers, employees or other business relationships, which may have a materially adverse impact on our financial results and prospects. For more information regarding these risks and uncertainties, as well as certain additional risks that we face, investors should refer to the risk factors detailed in Part I, Item 1A of our annual report on Form 10-K for the year ended December 31, 2006. We caution you not to place undue reliance on these forward-looking statements, which are current only as of the date of this presentation. We do not intend to, and disclaim any duty or obligation to, update or revise any forward-looking statements made during today’s investor call or included in the accompanying presentation to reflect new information, future events or for any other reason.

Agenda
1.
Introduction
S.A. Ibrahim, Chief Executive Officer
2.
Finance
Bob Quint, Executive Vice President
and Chief Financial Officer
3.
Mortgage Insurance
Mark Casale, President, Mortgage
Insurance
4.
Financial Guaranty
Steve Cooke, President, Financial
Guaranty
5.
Summary and Closing Remarks
S.A. Ibrahim, Chief Executive Officer
6.
Q&A

Introduction

•
Market developments have led us to mutually conclude that focusing on managing our respective businesses has to be our most important priority
•
Management and employees remain fully committed to the business
– Pre-deal executive team remains completely intact
– Less than 5% of key employees covered under retention have left Radian
•
The strengths of our Mortgage Insurance business position us well to capitalize on the current mortgage market trends
•
Our Financial Guaranty business will continue to provide stable results
•
Our primary near-term goals will be to preserve book value and stabilize credit ratings
Situation Update

•
Based on Radian’s expected case financial projections
Projected Book Value per Share Development
(1) Assumes an estimated NIMS mark-to-market credit loss of $270 million pre-tax; actual estimate and timing of mark-to-market and actual claims are not yet determined.
(1)
$51.53
$46.90
$49.87
$54.46
$59.96
$35
$45
$55
$65
6/30/2007 2007E 2008E 2009E 2010E

Mortgage Update and Outlook
• Home price appreciation rate
has decelerated nationally
–
Prices now declining in certain
markets
• Deteriorating credit
performance for mortgage
assets
–
Subprime delinquency rates
particularly affected
• Reevaluation of rating agency
credit models
–
Contributes to asset pricing and
secondary market volatility
• Reduced mortgage risk appetite
among both lenders and
investors
–
Liquidity and asset valuations
under pressure
• Increasing volume of ARM
resets
Recent Developments
• Portfolio lenders benefit from
secondary market disruption
–
Gain on sale model challenging
in current environment
• Declining subprime and Alt A
origination volume
–
Liquidity and pricing have
constrained capacity
–
Pure subprime and Alt A lenders
disappearing from market
• Tighter underwriting guidelines
–
Reduced “piggy-back” and
short-reset ARM volume
• Growing importance of GSEs
–
Pricing advantage for agency-
eligible products
–
Potential expansion in role of
FHA
Mortgage Industry Reaction
• Growing market share for top-
tier lenders
• Delinquencies will remain high
due to reduced refinancing
flexibility for borrowers
• Increased mortgage industry
share for Fannie Mae and
Freddie Mac
• Strict underwriting standards
should improve credit
performance of late-2007 and
future vintages
Outlook
The ongoing mortgage market transition will create an attractive environment for mortgage insurers

Mortgage Insurance – Industry Overview
•
Strong fundamentals favoring the MI business as the market correction is highlighting the value and benefit of MI
– Increased penetration
– Higher persistency
– Tightened underwriting guidelines
– Improved risk-adjusted pricing
•
GSEs still command a huge presence and influence on the industry
– Emerging from a “dormant” stage due to accounting and legislative pressures
– More business is shifting towards the agencies
•
Increased concentration of origination volume among largest portfolio lenders
•
MI volume increasingly concentrated within traditional prime quality products
•
Strong long-term trends for home ownership
– Favorable demographics
– MI tax-deductibility helps first time buyers

What This Means for Radian
•
Our domestic Mortgage Insurance business is well positioned as large lenders will benefit from market turmoil in the long-run
– Radian’s emphasis has been on customized solutions used by larger lenders
– Consolidation of mortgage industry has benefited Radian’s core customers
Recent market disruptions will continue to drive this trend
– Large lenders and the GSEs have reaffirmed the value of Radian relationships by committing to new business
•
Financial Guaranty and Sherman expected to provide diversification, and stable and profitable results
•
Radian will continue to prudently write international Mortgage Insurance and Financial Guaranty insurance in selected, proven markets

Finance

Finance – Situation Update
•
Radian has been a public company since 1992 with a strong track record of earnings, return on equity and book value growth
•
Credit and liquidity disruption during 2007 has caused a significant increase in projected losses in the traditional MI portfolio
•
Radian has exposure to subprime mortgage assets separate from traditional mortgage insurance risk
– C-BASS: Subprime mortgage assets
– NIMS: Guarantee of subprime mortgage securities
– Second Liens
– Financial Guaranty
•
Radian has always been aware of these non-traditional risks and maintains adequate capital on both an economic and rating agency basis to support these risks

Finance –
Situation Update (continued)
•
As a result of these developments, between now and 2009 we expect:
– Significant impairment to C-BASS investment to be recognized in the 3rd quarter of 2007
– Approximately $270 million in expected incremental credit losses (contained in mark-to-market)
in NIMS (claim payments expected to begin in 2010)
– Approximately $300 million in expected incremental losses in second lien book through year-
end 2010
– Incurred loss ratio on primary / pool portfolio of 80%-90% in 2007 and 2008 and 60%-70% in
2009
– Large short-term negative mark in FG book due to non-credit issues (primarily corporate spread related only).  Although we do not currently anticipate losses associated with subprime mortgage risk at FG, we continue to carefully monitor every deal
•
We expect book value to bottom in the 3
rd
quarter of 2007 after the
C-BASS impairment and to increase steadily thereafter

•
Expected case performance delivers profitability and book value growth through year-end 2010
Projected Book Value Development
* Assumes full impairment; estimate of actual impairment not yet determined.
Note: All values in the above table are after-tax.
Per Share Total
(4.19) (0.3B) C-BASS *
$59.96
3.45
6.67
7.11
$51.53
$4.8B
0.3B
0.5B
0.6B
(0.2B)
(0.2B)
$4.1B
(2.43)
(2.18)
Financial Services
Traditional Mortgage Insurance
Core Business Performance:
Financial Guaranty
12/31/2010 Book Value
Seconds
NIMS
6/30/2007 Book Value

Capital Position and Initiatives
•
Strong capital / liquidity position
– Radian has no current liquidity risk; claims will be paid over time
– Investment portfolio of $6.0 billion at 6/30/07 consisting primarily of highly-rated liquid investments
– Core businesses have adequate capital to support risk
– No current plans to pay cash dividends from any operating insurance subsidiary
– Radian Group’s modest dividend conserves capital and liquidity
•
Capital enhancement opportunities
– Potential sale of a portion of Sherman interest – proceeds to support mortgage insurance capital
– Additional $200 million credit line available

C-BASS Sherman
• Sale remains a possibility
• Full impairment possible, but not a
certainty
• Litton servicing platform intact and
clearly valuable
• Strong cash flow with manageable
leverage
• Continued strong earnings contribution
from Sherman expected in 2007 and
beyond
• Potential sale of partial ownership
interest by end of September
• Proceeds will be used to supplement
MI capital
Update on C-BASS and Sherman

Mortgage Insurance

Primary MI Bulk
13%
Primary MI
Flow
71%
Pool
10%
NIMs / CDS
3%
Seconds
3%
Radian’s Mortgage Insurance Segment Overview
•
Radian’s business consists primarily
of traditional MI
•
Traditional MI consists of contracts
which protect the mortgage holders
from losses on a portion of the value
of a mortgage
– Increases liquidity of a loan
– Essential for high LTV underwriting
•
Traditional MI is where majority of
mortgage originations will occur in the
near-term
– Less subprime
– More Fannie / Freddie
– Fewer or no “piggy-back” structures
Represents domestic risk in force only; financial data as of July 31, 2007.
Losses for both products will be
substantially realized by year-end 2009
Risk in Force

Net Interest Margin Securities (NIMS)

•
Outstanding insurance protection of $796 million as of 6/30/07
•
NIMS risk in force continues to decline
- RIF for NIMS has decreased by $54 million to $742 million during July and August
Reflects the normal pay-down of the insured securities
Two bonds paid off
- Average remaining term to expiration of existing NIMS is approximately 2 years
•
Radian has provided insurance protection on approximately $3 billion of
NIMS issued since 2001
- To date, Radian has not paid out any claims and has earned over $240 million in premiums
•
Radian has discontinued writing new business
Net Interest Margin Securities (NIMS)

NIMS Loss Estimation Methodology
• NIMS are bonds whose source of repayment is the excess cash flows coming from other securitizations
- Roughly equal to interest income less interest expense less credit losses
- Higher losses and faster pre-payment of mortgages in the underlying securitizations decrease a NIM bond’s value by lowering overall cash flows used to pay interest and principal on the bond
• A NIMS wrap is a financial guarantee on a NIM bond for payment of principal and interest – typically having a
5 year legal maturity
- Claims are paid at maturity when the final amount of any cash shortfall owed to bond holders is known
- Accordingly, NIMS cash losses (i.e., paid claims) do not develop like traditional mortgage insurance
- Majority of claims are not expected to be paid until 2010 and beyond
• Using market based roll rates and
internally developed loss
assumptions, Radian estimates
the losses in the underlying
securitizations
• Projected pre-payment speeds of
the underlying collateral in each
securitization incorporate actual
historical pre-payment experience
• The estimated loss and
prepayment speeds are used to
estimate the cash flows for each
securitization, and thus for each
NIM bond
• Cash flows are aggregated to arrive
at estimated future principal
outstanding on each NIM bond at
legal maturity
• A zero balance implies the cash flows
were sufficient to pay the bond off
• Any positive balance is paid by
Radian, along with any missed
interest payments
Estimate Losses and Prepayments Estimate Cash Flows Estimate Bond P&I
Valuation is more similar to mark to market estimation than a report on current losses

Estimated NIMS Economic Loss Development
NIMS – Loss and Paydown schedule
($ in millions)
To Date, as of Total Post-
Q2 2007 Q2 2007 Total
Premium Income $240 $86 $326
Write-Downs (70) (270) (340)
170 (184) (14)
Risk in Force 795 0 0
Claims Paid $0 ($340) ($340)

Second Lien Portfolio

23 Second Lien Business – Risk in Force Summary Risk in Force as of 6/30/07 Transaction B $77 7% Remaining Portfolio $500 46% Transaction A $508 47%

Second Lien Business – Expected Future Losses
•
Total Projected Claims through 2010 (in millions)
Transaction A Transaction B
(1)  Radian’s portion of loss is contained in both first and second loss policies, but is essentially 50% of total projected losses.
(2)  Radian’s risk band is approximately 4.8% of Original Principal Balance.
$301 Total
40 Remaining Portfolio
77 Transaction B
$184 Transaction A
($ in millions) ($ in millions)
Radian Risk in Force $77
Original Principal Balance 1,577
Projected Cumulative Loss 315
Radian Portion of Loss
(2)
77
Losses to Date -
Remaining Losses $77
Radian Risk in Force $508
Original Principal Balance 1,573
Projected Cumulative Loss 508
Radian Portion of Loss
(1)
254
Losses to Date 70
Remaining Losses $184

Estimated Seconds Economic Loss Development
Second Lien Risk – Loss and Paydown schedule
($ in millions)
Q3 - Q4 Total
2007 2008 2009 2010 Q3 2007 - 2010
Initial RIF $1,063 $911 $581 $379 $1,063
Paydown (100) (230) (112) (220) (662)
Claims Paid (52) (100) (90) (59) (301)
Ending RIF $911 $581 $379 $100 $100

Traditional Business

Risk in Force – FICO Breakdown
2005 Vintage Risk in Force 2007 Vintage Risk in Force
(1)
•
Beginning in 2006, Radian focused on writing higher FICO business
2005 Vintage RIF:  $5.6 billion 2007 Vintage RIF:  $6.1 billion
(1) 2007 vintage as of July 31, 2007.
<570
3%
660+
67%
620-659
21%
570-619
9%
570-619
6%
620-659
18%
660+
75%
<570
1%

Primary MI Portfolio Compared with the MI Industry
Note: IIF and RIF are sourced from MICA.  Industry average statistics are an average of Genworth, MGIC and PMI, as publicly available.
(As of June 30, 2007)
Attribute Radian Industry
Primary IIF $128B $730B
Primary RIF $27B $162B
FL Primary RIF (%) 9% 10%
CA Primary RIF (%) 8% 6%
TX Primary RIF (%) 6% 7%
620+ FICO - % of Primary RIF 91% 90%
Alt-A - % of Primary RIF 19% 16%
Interest Only - % of Primary RIF 9% 10%
> 95 LTV 20% 25%
ARMs < 5 years 16% 15%

Primary MI Book Current Expected Loss Parameters
(1) Cumulative Loss Rate on Balance is equal to the product of Cumulative Claim Rate on Balance and Cumulative Severity on Balance.
(2) Total Loss on Balance is equal to the product of Cumulative Loss Rate on Balance and IIF.
(3)  Losses will be recognized over the life of the insured loans.
($ in millions)
Expected Performance on Current Balance
Vintage IIF RIF % of RIF % ARM
Cumulative
Claim Rate on
Balance
Cumulative
Severity on
Balance
Cumulative
Loss Rate on
Balance
(1)
Total Loss on
Balance
(2) (3)
Total / Average $73,647 $18,085 66.3% 10% 4.9% 26.6% 1.3% $960
<=2003 19,915 4,656 17.1% 6% 2.8% 27.1% 0.8%
2004 10,570 2,622 9.6% 17% 3.6% 25.6% 0.9%
2005 13,842 3,462 12.7% 15% 5.0% 26.1% 1.3%
2006 16,414 4,173 15.3% 8% 7.4% 24.6% 1.8%
2007 12,906 3,173 11.6% 6% 7.5% 23.0% 1.7%
Total / Average $41,315 $5,753 21.1% 18% 8.1% 17.2% 1.4% $580
<=2003 4,477 1,092 4.0% 6% 3.1% 26.1% 0.8%
2004 2,395 616 2.3% 27% 8.4% 26.6% 2.2%
2005 6,400 845 3.1% 51% 9.3% 14.1% 1.3%
2006 13,156 1,530 5.6% 15% 9.9% 16.7% 1.7%
2007 14,886 1,669 6.1% 9% 8.7% 14.7% 1.3%
Total / Average $13,305 $3,443 12.6% 60% 18.2% 25.8% 4.7% $623
<=2003 1,870 477 1.7% 50% 9.1% 24.8% 2.3%
2004 2,061 591 2.2% 52% 18.8% 26.0% 4.9%
2005 5,434 1,383 5.1% 69% 20.5% 24.4% 5.0%
2006 2,911 774 2.8% 61% 21.7% 25.6% 5.6%
2007 1,029 219 0.8% 39% 20.5% 20.5% 4.2%
Grand Total / Average $128,266 $27,281 100.0% 18% 7.3% 24.1% 1.8% $2,163

MI Business Outlook

• Capitalize on established relationships with top mortgage lenders
• Continue to leverage creative structuring capabilities, but channel towards more traditional products (primary / pool)
• Selectively target middle market lenders using customized solutions
Mortgage Insurance Go-Forward Strategy
Manage Risk
and
Efficiency
Franchise
• Target mortgage credit risk with a low volatility risk profile
• Focus business on prime and high quality Alt-A which has proven performance over last 10 years
• Stopped writing non-traditional MI business – 2nd liens, Credit Default Swaps and financial guaranty products (NIMS)
• Improve operational efficiency
• Lender-focused, consultative approach to customers represents significant competitive advantage in rapidly evolving marketplace
• Leverage mortgage banking talent brought into company to reinforce relationships and further improve customer service / technology
–
These areas will increasingly become differentiating factors
• Culture of new product innovations (first to create captives, LPMI, SMART Home, etc.)
• Increase investment in sales organization
Build Upon
Core
Strengths

Radian’s Customers Will Benefit from Market Turmoil Long-Term
•
Radian’s emphasis has been on
customized solutions used by larger
well capitalized lenders
•
Consolidation of mortgage industry
into fewer hands has benefited
Radian’s core customers
•
Flow NIW at 8/31/07 is at $26 billion,
a 56% increase over the comparable
period last year
•
Large lenders have reaffirmed value
of Radian relationships by committing
to new business during the 3
rd
quarter
($ in billions)
Flow
NIW ($)
Radian
Market Share
% of
Radian NIW
Top 10 Lenders $12.8 17% 50%
Top 11 - 50 Lenders 6.9 14% 27%
Top 51 - 100 Lenders 2.0 13% 8%
Top 101 - 250 Lenders 1.5 9% 6%
All Other Lenders (250+) 2.3 8% 9%
Total $25.6 14% 100%
Radian New Insurance Written - 2005

Q1 05
Q2 05
Q3 05
Q4 05
Q1 06
Q2 06
Q3 06
Q4 06
Q1 07
Q2 07

Q1 05
Q2 05
Q3 05
Q4 05
Q1 06
Q2 06
Q3 06
Q4 06
Q1 07
Q2 07

RADIAN

Strong Trends in Traditional MI
$6.0
$12.9
$12.7
$10.9
$12.8
$11.5
$8.2
$7.6
$13.2
$16.9
$0.0
$2.0
$4.0
$6.0
$8.0
$10.0
$12.0
$14.0
$16.0
$18.0
($ in billions)
Primary New Insurance Written Persistency
58.4%
56.9%
57.1%
58.2%
58.6%
62.8%
65.7%
67.3%
69.5%
71.1%
40.0%
45.0%
50.0%
55.0%
60.0%
65.0%
70.0%
75.0%
(12 months ended)

Financial Guaranty

•
Operates three product lines – Global Structured Products, US Public
Finance and Reinsurance
•
Established track record serving distinct mix of clients
•
Focus on insuring obligations that are investment grade
Global Structured
Products
Provider of credit enhancement
in CDS or FG form to leading
financial institutions
•
$47 billion corporate CDO
exposure; more than 99% at
AAA or Super-AAA attachment
•
Heavily focused on synthetic
high grade corporate portfolios
•
Minimal RMBS exposure
US Public Finance
Niche insurer of primarily
investment grade credits in
underserved sectors
•
Over 2,000 deals insured
since 1990
•
Diversified insured portfolio
with minimal credit losses
•
Steady earnings stream from
seasoned book
Reinsurance
Leading provider of reinsurance
capacity to AAA insurers
•
Strong insured portfolio; 85%
rated A or better
•
Strategy of providing
Facultative capacity to take
advantage of underwriting
resources (40% of reinsurance
book)
•
Steady earnings stream and
provides portfolio diversification
Financial Guaranty

Financial Strength and Liquidity
•
Qualified Statutory Capital of $1.4 billion
•
Claims Paying Resources of $2.8 billion
•
Unearned Premium Reserve of $844.6 million and $364.5 million of future installments provides substantial earnings stream
•
Financial Guaranty does not enter into Credit Support Annexes (“CSA”) in connection with the execution of its credit default swaps and does not post collateral for any of its transactions
•
Financial Guaranty’s obligation is generally to make timely payments of scheduled principal and interest in the event of a claim
•
$100 million of additional capital anticipated to be contributed by Radian
Group
Note:  Data as of June 30, 2007.

Highly Rated, Diversified Insured Portfolio
•
$110.5 billion Net Par Outstanding as of June 30, 2007
•
Public finance exposure accounts for over 50% of the portfolio
•
Diversified book of over 7,000 credits; more than 40% derived from reinsurance with the AAA insurers
•
44% of Radian’s insured portfolio is rated AAA, placing it among the highest AAA % in the industry, and well above the industry average of 25%
•
Corporate CDOs make up 42% of total book; more than 99% attach at AAA or Super-Senior levels, with more than 84% having attachments of at least
2x the AAA attachment point as determined by S&P
– Requires mark-to-market even though these assets are held to maturity and function like an insurance policy
Credit exposure is extremely remote and provided no claims are paid, the mark-to-market losses resulting from widening credit spreads will reverse to $0 at the CDOs maturity

•
US RMBS exposure totals $960.4 million (0.9% of par)
– Lowest par amount in industry and well below industry average of $18.8 billion
– Lowest percent in industry and well below industry average of 6.7%
– Source: Operating Supplements of each insurer
•
US RMBS Subprime exposure totals $560.7 million (0.5% of par)
– Par amount 2
nd
lowest in industry and well below industry average of $4.1 billion
– Percent of Net Par 2
nd
lowest in industry and well below industry average of 1.68%
– Source: S&P Subprime Exposure report (June 26, 2007)
•
2006 and 2007 vintages represent 20% and 13%, respectively, of total subprime exposure.  All of these deals still maintain investment-grade ratings, 63% of which are rated between A and AAA
•
Financial Guaranty also has limited subprime RMBS exposure in three direct-insured CDOs of asset-backed securities with a total par outstanding of $765 million, 0.7% of total par
•
The overall ratings distribution of these CDOs is AAA (87%) and BBB (13%)
Note: More information on our subprime exposure can be found at http://www.radian.biz/structured/index.aspx
Financial Guaranty – US RMBS Exposure as of 6/30/07

•
Bolster market confidence by highlighting financial strength, portfolio quality and franchise value
•
Maximize growth areas / opportunities in new markets
– Expand new products (e.g., soft capital solutions and project finance)
– Expand client base (e.g., from bulge bracket to regional and Yankee banks)
– Expand sale point within existing clients (e.g., going beyond trading desks to portfolio management units)
– Market directly to issuers and other asset managers
•
Execute on strategy for managed international growth
– Expanding on the PFI, PPP, and Project Finance markets by partnering with banks and helping them compete against capital market executions
Financial Guaranty Go-Forward Strategy

Conclusion

•
Market developments have led us to mutually conclude that focusing on managing our respective businesses has to be our most important priority
•
Management and employees remain fully committed to the business
– Pre-deal executive team remains completely intact
– Less than 5% of key employees covered under retention have left Radian
•
The strengths of our Mortgage Insurance business position us well to capitalize on the current mortgage market trends
•
Our Financial Guaranty business will continue to provide stable results
•
Our primary near-term goals will be to preserve book value and stabilize credit ratings
Summary

* * * *